UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WESTERN NEW ENGLAND BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Mr A B Sample Sample Street Sample Town Sampleshire, XXX XXX

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on

May 14, 2026, at 10:00 a.m.

This communication is not a form of voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at web.viewproxy.com/WNEB/2026

If you want to receive a paper or email copy of these documents, you must request one by following the instructions below on or before May 1, 2026, to facilitate timely delivery. There is no charge to you for requesting a copy.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online, and instructions for requesting paper or e-mail copies of your proxy materials are outlined in this Notice.

CONTROL NUMBER
You must use the 11-digit Control Number located in the box to vote at the annual meeting, vote via Internet, or to request proxy materials.

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.

To the Shareholders of WESTERN NEW ENGLAND BANCORP, INC.:

The 2026 Annual Meeting of Shareholders of Western New England Bancorp, Inc., will be held on May 14, 2026, at 10:00 a.m. at the Sheraton Springfield Monarch Place Hotel, One Monarch Place, Springfield, MA 01144.

The Board of Directors recommends a vote “FOR” all nominees listed under Proposal 1, and “FOR” Proposals 2 and 3.

Proposal 1: Election of the following directors for a three-year term expiring at the 2029 annual meeting of shareholders:

ELECTION OF DIRECTORS:

01 Laura J. Benoit

02 Donna J. Damon

03 Lisa G. McMahon

04 Steven G. Richter

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

Proposal 3: Ratification of the appointment of Wolf & Company, P.C., as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

NOTE: Consideration of any other business properly brought before the Annual Meeting, and any adjournment or postponement thereof.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our shareholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

Internet: Go to web.viewproxy.com/WNEB/2026 Have the 11-digit Control Number available when you access the website and follow the instructions. Telephone: Call 1-877-777-2857 Toll Free

     E-Mail:

By e-mail at: requests@viewproxy.com

*  If requesting material by e-mail, please send a blank e-mail with the company name and your 11-digit Control Number in the subject line. No other requests, instructions, or other inquiries should be included within this email request.

CONTROL NUMBER

VOTING METHODS

Via Internet prior to the Annual Meeting:

Go to http://www.AALvote.com/WNEB

Have your 11-digit Control Number available and follow the prompts.

•	Your electronic vote prior to the Annual Meeting authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned a proxy card.

Via Mail:

Request a paper copy of the materials which includes a proxy card. Follow the instructions on the proxy card for voting by mail.

Via Telephone:

Request a paper copy of the materials, which includes a proxy card. Follow the instructions on the proxy card for voting by telephone.

In Person:

You may vote your shares in person at the 2026 Annual Meeting.